                                                                   EXHIBIT 18(b)


           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Money Market Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post- effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                        Michael A. Carpenter
                                        Chairman of the Board, President and
                                        Chief Executive Officer The
                                        Travelers Insurance Company

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Money Market Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                            Jay. S. Benet
                                            Director
                                            The Travelers Insurance Company

                       THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Money Market Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                            George C. Kokulis
                                            Director
                                            The Travelers Insurance Company

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, IAN R. STUART of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Money Market Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.


                                        Ian R. Stuart
                                        Director, Senior Vice President, Chief
                                        Financial Officer, Chief
                                        Accounting Officer and
                                        Controller The Travelers
                                        Insurance Company

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Money Market Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post- effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                        Katherine M. Sullivan Director, Senior
                                        Vice President and General
                                        Counsel The Travelers
                                        Insurance Company